Exhibit 10.1 KONTOOR BRANDS, INC. AWARD CERTIFICATE Restricted Stock Units (Standard Form) Number of RSUs Awarded: To: (the “Participant”) I am pleased to advise you that you have been awarded the number of Restricted Stock Units (“RSUs”) set forth above under Kontoor Brands, Inc.’s 2019 Stock Compensation Plan (as it may be amended, the “2019 Plan”), subject to the terms and conditions set forth in the 2019 Plan and the attached Appendix. KONTOOR BRANDS, INC. Grant Date: By: [NAME] [TITLE]

KONTOOR BRANDS, INC. APPENDIX TO AWARD CERTIFICATE Terms and Conditions Relating to Restricted Stock Units 1. Grant of RSUs. (a) Grant of RSUs Under 2019 Plan. Participant has been granted the Restricted Stock Units (“RSUs”) specified in the Award Certificate under the Kontoor Brands, Inc. (the “Company”) 2019 Plan, copies of which have been provided to Participant. All of the terms, conditions, and other provisions of the 2019 Plan are hereby incorporated by reference into this document. Capitalized terms used in this document but not defined herein shall have the same meanings as in the 2019 Plan. If there is any conflict between the provisions of this document and the mandatory provisions of the 2019 Plan, the provisions of the 2019 Plan shall govern. By accepting the grant of the RSUs, Participant agrees to be bound by all of the terms and provisions of the 2019 Plan (as presently in effect or later amended), the rules and regulations under the 2019 Plan adopted from time to time, and the decisions and determinations of the Committee made from time to time. (b) Certain Restrictions. Until RSUs have become vested in accordance with Section 2(e), RSUs shall be subject to a risk of forfeiture as provided in the 2019 Plan and this document. Until such time as each RSU has become settled by delivery of a share in accordance with Section 3, such RSU will be nontransferable, as provided in the 2019 Plan and Section 2(d). Participant is subject to the Company’s Code of Business Conduct and related policies on insider trading restricting Participant’s ability to sell shares of the Company’s Common Stock received in settlement of RSUs, which may include “blackout” periods during which Participant may not engage in such sales. 2. General Terms of RSUs. (a) Nature of RSUs. Each RSU represents a conditional right of Participant to receive, and a conditional obligation of the Company to deliver, one share of the Company’s Common Stock at the times specified hereunder and subject to the terms and conditions of the 2019 Plan and this document. Each RSU constitutes an award under Article VIII of the 2019 Plan (including Section 8.6 thereof), representing a bookkeeping unit which is an arbitrary accounting measure created and used solely for purposes of the 2019 Plan and this Agreement. RSUs do not represent ownership rights in the Company, shares of Common Stock, or any asset of the Company. (b) Account. An account will be maintained for Participant for purposes of this Award, to which the total number of RSUs granted and any RSUs resulting under Section 2(c) shall be credited. (c) Dividend Equivalents and Adjustments. Dividend equivalents (as defined below) shall be paid or credited on RSUs as follows; provided, however, that (x) such dividend equivalents shall be subject to the same risk of forfeiture, other restrictions and deferral of settlement, if applicable, as apply to the RSUs and (y) the Committee may vary the manner and terms of crediting dividend equivalents, for administrative convenience or any other reason, provided that the Committee determines that any alternative manner and terms result in equitable treatment of Participant: (i) Regular Cash Dividends. Each Stock Unit will carry with it the right to crediting of an amount equal to dividends and distributions paid on a share of Common Stock (“dividend equivalents”), which amounts will be deemed reinvested in additional Stock Units, at the Fair Market Value of Common Stock at the dividend payment date.

2 (ii) Common Stock Dividends and Splits. If the Company declares and pays a dividend or distribution on Common Stock in the form of additional shares of Common Stock, or there occurs a forward split of Common Stock, then the number of RSUs credited to Participant’s Account as of the payment date for such dividend or distribution or forward split shall be automatically adjusted by multiplying the number of RSUs credited to the Account as of the record date for such dividend or distribution or split by the number of additional shares of Common Stock actually paid as a dividend or distribution or issued in such split in respect of each outstanding share of Common Stock. (iii) Adjustments. If the Company declares and pays a dividend or distribution on Common Stock that is not a regular cash dividend and not in the form of additional shares of Common Stock, or if there occurs any other event referred to in Article XI of the 2019 Plan, the Committee shall adjust the number of RSUs credited to Participant’s Account in a manner that will prevent dilution or enlargement of Participant’s rights with respect to RSUs, in an equitable manner determined by the Committee. In addition, the Committee may vary the manner and terms of crediting dividend equivalents during or following the end of the vesting period(s), for administrative convenience or any other reason, provided that the Committee determines that any alternative manner and terms result in equitable treatment of Participant. (iv) Risk of Forfeiture and Settlement of Dividend Equivalents and RSUs Resulting from Dividend Equivalents and Adjustments. Rights to dividend equivalents and RSUs which directly or indirectly result from dividend equivalents on or adjustments to an RSU shall be subject to the same risk of forfeiture as applies to the granted RSU and will be settled at the same time as the granted RSU. (d) Non-Transferability. Unless otherwise determined by the Committee, neither Participant nor any beneficiary shall have the right to, directly or indirectly, alienate, assign, transfer, pledge, anticipate, or encumber (except by reason of death) any RSU, Account or Account balance, or other right hereunder, nor shall any such RSU, Account or Account balance, or other right be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of Participant or any beneficiary, or to the debts, contracts, liabilities, engagements, or torts of Participant or any beneficiary or transfer by operation of law in the event of bankruptcy or insolvency of Participant or any beneficiary, or any legal process. (e) Vesting and Forfeiture. The “Stated Vesting Date” of the RSUs will be as follows: 1/3 of the RSUs will have a Stated Vesting Date on the first anniversary of the Grant Date, 1/3 of the RSUs will have a Stated Vesting Date on the second anniversary of the Grant Date and 1/3 of the RSUs will have a Stated Vesting Date on the third anniversary of the Grant Date, except as otherwise provided herein, if the Participant continues to be an employee of the Company or any of its subsidiaries or affiliates through the applicable Stated Vesting Date. Except to the extent set forth herein, upon a Participant’s Termination of Employment prior to the vesting of RSUs at an applicable Stated Vesting Date, all unvested RSUs shall be canceled and forfeited and Participant shall have no further rights hereunder. (i) If Termination of Employment is an involuntary separation by the Company not for Cause, a Pro Rata Portion (as defined below) of the RSUs shall vest at the next Stated Vesting Date, with any unvested RSUs in excess of such Pro Rata Portion canceled and forfeited. (ii) If Termination of Employment is due to Participant’s Retirement, the RSUs shall vest at the Stated Vesting Date(s) in full, without proration. If Termination of Employment is due to Participant’s Early Retirement (as defined below), a Pro Rata Portion (as defined below) of the RSUs shall vest at the next Stated Vesting Date, with any unvested RSUs in excess of such Pro Rata Portion canceled and forfeited. For the purposes herein, (A) “Retirement” shall mean Participant’s Termination of Employment when the aggregate of the Participant’s age plus years of service equals at least 65; and (B) “Early Retirement” shall mean Participant’s Termination of Employment when the aggregate of the Participant’s age plus years of service is at least 62; provided that, unless the Committee determines otherwise, in the case of both Retirement and Early Retirement, (X) in no event shall a Termination of Employment be deemed a Retirement or Early Retirement unless Participant at the date of his or her Termination of Employment is at least age 55 and has at least two years of service; and (Y) a Termination of Employment shall not be deemed a Retirement or Early Retirement unless the

3 Participant provides at least six (6) months’ written notice of his or her intent to retire to the Company prior to his or her date of Termination of Employment in form acceptable to the Committee. (iii) If Termination of Employment is due to Participant’s death or Disability (as defined below), the RSUs shall immediately vest in full, without proration. In addition, and notwithstanding anything in this Certificate to the contrary, the RSUs shall be forfeited and shall terminate immediately on (A) the Participant’s date of Termination of Employment for any reason (the date of Termination of Employment will be determined without giving effect to any period during which severance payments may be made to a Participant) prior to the first anniversary of the Grant Date or (B) a determination by the Company that the Participant is in breach of any Agreement Regarding Confidentiality and Non-Solicitation of Employees, or any other confidentiality, noncompetition, nonsolicitation, or similar agreement, between the Participant, on the one hand, and the Company or any affiliate, on the other hand. (f) Clawback. The RSUs are subject to the Company’s Forfeiture Policy for Equity and Incentive Awards or other forfeiture or recoupment policies or arrangements, each as in effect from time to time and as applicable to Participant. Such policies or arrangements impose conditions that may result in forfeiture of the RSUs or the proceeds to Participant resulting from the RSUs (a so-called “clawback”) in certain circumstances if the Company’s financial statements are required to be restated as a result of misconduct or upon the occurrence of other events as described in such policies or arrangements. (g) Certain Definitions. The following definitions apply for purposes of this Agreement (as such terms may be interpreted by the Committee): (i) “Cause” means (i), if the Participant has an Employment Agreement defining “Cause,” the definition under such Employment Agreement, or (ii), if the Participant has no Employment Agreement defining “Cause,” the Participant’s gross misconduct, meaning (A) the Participant’s willful and continued refusal substantially to perform his or her duties with the Company (other than any such refusal resulting from his or her incapacity due to physical or mental illness), or (B) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company. For purposes of this definition, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company. (ii) “Disability” means (A), if Participant has an Employment Agreement defining “Disability,” the definition under such Employment Agreement, or (B), if Participant has no Employment Agreement defining “Disability,” Participant’s incapacity due to physical or mental illness resulting in Participant’s absence from his or her duties with the Company or any of its subsidiaries or affiliates on a full-time basis for 26 consecutive weeks, and, within 30 days after written notice of termination has been given by the Company, Participant has not returned to the full-time performance of his or her duties. (iii) “Pro Rata Portion” means a fraction the numerator of which is the number of days that have elapsed from the Grant Date to the date of Participant’s Termination of Employment (or in the case of an involuntary separation by the Company not for Cause, the payment of the final installment of severance pay, if any) and the denominator of which is the number of days from the Grant Date to the applicable Stated Vesting Date; provided, however, that the Pro Rata Portion may not exceed 100%. (iv) “Termination of Employment” means Participant’s termination of employment with the Company or any of its subsidiaries or affiliates in circumstances in which, immediately thereafter, Participant is not employed by the Company or any of its subsidiaries or affiliates. Service as a non-employee director shall not be treated as employment for purposes of this Agreement. 3. Settlement of RSUs. (a) Settlement Date. Vested RSUs will be settled by delivery of one share of Common Stock for each RSU, together with dividend equivalent amounts payable under Section 2(c). Such settlement will occur within 15 business

4 days after the date on which the RSUs become vested (including vesting at a Stated Vesting Date following termination, as provided in Section 2(e)). Delivery of shares in settlement of RSUs will take place as promptly as practicable after the settlement date (but not later than 15 business days after the designated settlement date). In the event of Participant’s termination due to death or Disability, the certificates representing shares of vested RSUs shall be delivered on or before the 60th day following the Termination of Employment due to death or Disability (subject to Section 3(b), which may require a six-month delay in the event of Termination of Employment due to Disability). (b) Certain Limitations to Ensure Compliance with Code Section 409A. For purposes of this Agreement, references to a term or event (including any authority or right of the Company or Participant) being “permitted” under Section 409A of the Internal Revenue Code (the “Code”) mean that the term or event will not cause Participant to be liable for payment of interest or a tax penalty under Section 409A. The provisions of the 2019 Plan and other provisions of this Agreement notwithstanding, the terms of the RSUs, including any authority of the Company and rights of Participant, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, the Company shall have no authority to accelerate distributions relating to RSUs in excess of the authority permitted under Section 409A, and, if the timing of any distribution in settlement of RSUs would result in Participant’s constructive receipt of income relating to the RSUs prior to such distribution, the date of distribution will be the earliest date after the specified date of distribution that distribution can be effected without resulting in such constructive receipt (thus, for example, if RSUs were deemed to be a deferral of compensation under Code Section 409A, any distribution in settlement of RSUs subject to Section 409A(a)(2)(A)(i) (separation from service) would be triggered only by a “separation from service” under Treasury Regulation Section 1.409A-1(h) and, if the Participant were a “specified employee” under Treasury Regulation Section 1.409A-1(i), such distribution would be delayed until six months after such separation from service other than due to death). (c) Delivery of Common Stock. Whenever Common Stock is to be delivered hereunder, the Company shall deliver to Participant or Participant’s Beneficiary one or more certificates representing the shares of Common Stock, registered in the name of Participant, the Beneficiary, or in such other form of registration as instructed by Participant, except that the Company may provide for alternative methods of delivery for administrative convenience. The obligation of the Company to deliver Common Stock hereunder is conditioned upon compliance by Participant and by the Company with all applicable federal and state securities and other laws and regulations. The Company may determine the manner in which fractional shares of Common Stock shall be dealt with upon settlement of RSUs; provided, however, that no certificate shall be issued representing a fractional share. If there occurs any delay between the settlement date and the date shares are issued or delivered to Participant, a cash amount equal to any dividends or distributions the record date for which fell between the settlement date and the date of issuance or delivery of the shares shall be paid to Participant together with the delivery of the shares. 4. Tax Withholding. If withholding is required by applicable law, the Company shall withhold from the cash and shares deliverable in settlement of RSUs (including a deferred settlement) such cash amount together with the number of shares having an aggregate Fair Market Value equal to the mandatory withholding requirements (but rounded to the nearest whole share). Unless otherwise prohibited by the Committee (and subject to any additional conditions that may be imposed by the Committee), the Participant may elect to satisfy such tax withholding obligations, if any, by means of delivering or withholding shares of Common Stock in accordance with Section 12.4 of the 2019 Plan. As a condition of grant, where tax withholding is required under applicable law, the Participant consents to the net-settlement of RSUs to satisfy such tax withholding obligations arising in respect of such RSUs, in accordance with Section 12.4 of the 2019 Plan, subject to any conditions imposed by the Committee and unless otherwise directed by the Committee, and the Participant further directs the Company to so reduce the number of shares of Common Stock that would otherwise be transferred or issued to the Participant following the vesting of such RSUs in accordance with the 2019 Plan and to pay a cash amount equivalent to any such tax withholdings to the relevant tax authority as soon as practicable. The Committee may, in its absolute discretion, direct that such number of shares of Common Stock as would otherwise be delivered to the Participant on settlement of an RSU having an aggregate Fair Market Value equal to mandatory withholding requirements (but rounded to the nearest whole share to the extent such rounding does not result in adverse accounting consequences to the Company) shall be withheld by the Company, and the Company shall be

5 authorized to retain such shares accordingly and to apply their value in satisfaction of the liability represented by such mandatory withholding requirements, whereupon the Participant shall be entitled to receive only the net number of shares remaining after such withholding. 5. Miscellaneous. (a) Binding Effect; Written Amendments. The terms and conditions set forth in this document shall be binding upon the heirs, executors, administrators and successors of the parties. The Award Certificate and this document constitute the entire agreement between the parties with respect to the RSUs and supersede any prior agreements or documents with respect thereto. No amendment, alteration, suspension, discontinuation or termination of this document which may impose any additional obligation upon the Company or materially adversely affect the rights of Participant with respect to the RSUs shall be valid unless in each instance such amendment, alteration, suspension, discontinuation or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and, if Participant’s rights are materially adversely affected thereby, by Participant. (b) No Promise of Employment. The RSUs and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that Participant has a right to continue as an officer, employee, director or other service provider of the Company or its subsidiaries for any period of time, or at any particular rate of compensation. (c) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws (but not the law of conflicts of laws) of the State of North Carolina and applicable federal law. (d) Unfunded Obligations. The grant of the RSUs and any provision for distribution in settlement of Participant’s Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Participant any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Participant. With respect to Participant’s entitlement to any distribution hereunder, Participant shall be a general creditor of the Company. (e) Notices. Any notice to be given the Company under this Agreement shall be addressed to the Company at its principal executive offices, in care of the Vice President–Human Resources, and any notice to Participant shall be addressed to Participant at Participant’s address as then appearing in the records of the Company. (f) Shareholder Rights. Participant and any beneficiary shall not have any rights with respect to shares (including voting rights) covered by this Agreement prior to the settlement and distribution of the shares as specified herein. (g) Voluntary Participation. Participant’s participation in the 2019 Plan is voluntary. The value of the RSUs is an extraordinary item of compensation. As such, the RSUs are not part of normal or expected compensation for purposes of calculating any severance, change in control payments, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.